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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 25, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-16014                              23-2417713
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830







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Item 3. Bankruptcy or Receivership.

     On June 25, 2002, Adelphia Communications Corporation (the "Company") and 227 of its subsidiaries and partnerships and joint ventures in which the Company holds at least a 50 percent ownership interest (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors remain in possession of their assets and properties and continue to operate their businesses and mange their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On June 27, 2002, the Company announced that the Bankruptcy Court had approved the Company's request for "first day orders" including granting the Company the immediate authority to (i) pay employees' salaries and wages and to continue to provide health and certain other employee benefits,
(ii) pay to local franchise authorities pre-petition obligations, and (iii) continue to satisfy all of the Company's pre-petition obligations to customers, including with respect to rebates and deposits.

     Further details are included in the press releases attached as Exhibit
99.01 and Exhibit 99.02, which are incorporated herein by reference.

     Certain of the Company's subsidiaries and partnerships and joint ventures in which the Company holds at least a 50 percent ownership interest are not Debtors and have not filed petitions under the Bankruptcy Code. Among these are
(i) Palm Beach Group Cable Inc. and Palm Beach Group Cable Joint Venture, which own and operate cable systems in West Palm Beach, Florida, (ii) Century-ML Cable Venture and Century-ML Cable Corporation, which own and operate cable systems in and around the San Juan, Puerto Rico area, (iii) St. Mary's Television, Inc., which owns and operates cable systems in St. Mary's, Pennsylvania, (iv) STV Communications, which owns and operates cable systems in Brazil, (v) Praxis Capital Ventures, L.P., which is an investment partnership, and (vi) Main Security Surveillance, Inc., which is in the business of providing security services.

     Certain other entities in which the Company holds a minority equity interest are not Debtors and have not filed petitions under the Bankruptcy Code.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements

     Not applicable.

     (b)  Pro forma Financial Statements

     Not applicable.

     (c)  Exhibits

     99.01 Press release dated June 25, 2002 (filed herewith).

     99.02 Press release dated June 27, 2002 (filed herewith).





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2002.          ADELPHIA COMMUNICATIONS
                               CORPORATION (Registrant)


                               By:  /s/ ERLAND E. KAILBOURNE
                                    --------------------------------------------
                                    Erland E. Kailbourne
                                    Chairman and Interim Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

99.01          Press release dated June 25, 2002 (filed herewith)

99.02          Press release dated June 27, 2002 (filed herewith)


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